                                                                   Exhibit 10.95

                    PARENT CASH EQUIVALENT PLEDGE AGREEMENT

                          NOMURA HOLDING AMERICA INC.,
                              as Collateral Agent
                     Two World Financial Center, Building B
                         New York, New York 10281-1198

                             As of August 15, 1996

THE CHASE MANHATTAN BANK,
      as Agent for Issuing Bank
Corporate Trust Group
450 West 33rd Street
New York, New York 10041

Attention:  Escrow Administrator
            15th Floor

                  Re:   Renaissance Cosmetics, Inc.

Gentlemen/Ladies:

      Reference is made to the negotiable certificate of deposit more particularly described on Schedule 1 hereto issued by The Chase Manhattan Bank, as issuer of such certificate of deposit (in such capacity, the "Issuing Bank"), to Renaissance Cosmetics, Inc., a Delaware corporation (the "Obligor"), together with interest accrued thereon, any proceeds thereof and any other certificate of deposit or other instrument or security in which such proceeds may be reinvested (collectively, the "Instrument").

      The Obligor has granted to Nomura Holding America Inc., as collateral agent (in such capacity, the "Secured Party"), and by its execution of a counterpart of this Agreement the Obligor does hereby confirm and grant to the Secured Party, a security interest in the Instrument and all proceeds thereof as collateral security for the prompt and complete payment and performance when due by the Obligor of the Parent Obligations pursuant to, and as such term is defined in, the Pledge and Security Agreement, dated as of December 21, 1994, between the Obligor and the Secured Party, as amended (the "Parent Security Agreement"). Upon the Obligor's receipt of the Instrument from the Issuing Bank, the Obligor hereby agrees to immediately deliver the Instrument to the Secured Party to hold in pledge pursuant to this Agreement and the Parent Security Agreement until the date on which the Parent Obligations are paid in full.

      1. The Chase Manhattan Bank, Corporate Trust Group, as Agent for the Issuing Bank (in such capacity, the "Agent"), the Secured Party and the Obligor hereby agree that:

            (a) upon receipt by the Agent of the Instrument and a written certificate signed by the Secured Party certifying that an Event of Default (as defined in the Parent Security Agreement) shall have occurred and be continuing, then the Agent shall follow the written instructions of the Secured Party as to the disposition of the Instrument; and

            (b) upon receipt by the Agent of the Instrument and a joint written certificate signed by the Obligor and the Secured Party, the Agent shall follow the written instructions of the Obligor set forth in such certificate as to the disposition of the Instrument. Until the date on which the Parent Obligations are paid in full, the Secured Party shall be under no obligation to sign any such certificate requested by the Obligor or to deliver the Instrument to the Agent in connection therewith, and the decision of the Secured Party as to the execution of any such certificate and the delivery of the Instrument to the Agent shall remain in the sole and absolute discretion of the Secured Party, both before and after the initial maturity of the Instrument and whether or not a Default or Event of Default shall then have occurred or be continuing.

      2. The Agent undertakes to perform only such duties as are expressly set forth herein.

      3. The Agent may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Agent shall have no duty to solicit any payments which may be due it hereunder.

      4. The Agent shall not be liable for any action taken or omitted by it in good faith unless a court of competent jurisdiction determines that the Agent's willful misconduct was the primary cause of any loss to the Obligor. In the administration of its duties hereunder, the Agent may execute any of its powers and perform its duties hereunder directly or through agents or attorneys and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons.

      5. The Agent may resign and be discharged from its duties or obligations hereunder by giving notice in writing to the Obligor and the Secured Party of such resignation specifying a date when such resignation shall take effect.

      6. The Obligor hereby agrees to: (a) pay the Agent upon execution of this Agreement $20,000 for the services to be rendered hereunder, and (b) pay the Agent upon request for all expenses, disbursement and advances, including reasonable attorneys' fees, incurred or made by it in connection with the preparation, execution, performance, delivery modification and termination of this Agreement.

      7. The Obligor hereby agrees to indemnify the Agent for, and to hold it harmless against any loss, liability or expense arising out of or in connection with this Agreement and carrying out its duties hereunder, including the costs and expenses of defending itself against any claim of liability, except in those cases where the Agent has been guilty of gross negligence or willful misconduct. Anything in this Agreement to the contrary notwithstanding, in no event shall the Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

      8. The duties and responsibilities of the Agent hereunder shall be determined solely by the express provisions of this Agreement, and no other or further duties or responsibilities shall be implied. The Agent shall not have any liability under, nor duty to inquire into the terms and provisions of any agreement or instructions, other than outlined in the Agreement.

      9. All notices and communications hereunder shall be in writing and shall be deemed to be duly given if sent by registered mail, return receipt requested, as follows:

      If to the Agent:             The Chase Manhattan Bank
                                   Corporate Trust Group
                                   450 West 33rd Street
                                   New York, New York 10001
                                   Attention: Escrow Administration, 15th Floor

      If to the Secured Party:     Nomura Holding America Inc.
                                   Two World Financial Center, Building B
                                   New York, New York 10281-1198
                                   Attention: Mr. Howard Gellis

      If to the Obligor:           Renaissance Cosmetics Inc.
                                   635 Madison Avenue
                                   New York, New York 10022
                                   Attention: General Counsel
or at such other address or addresses as any of the above may have furnished to the other parties in writing by registered mail, return receipt requested, and any such notice or communication given in the manner specified in this paragraph 9 shall be deemed to have been given as of the date so mailed except with respect to the Agent as to which date shall be deemed to have been given on the date received by the Agent. In the event that Agent, in its sole discretion, shall determine that an emergency exists, the Agent may use such other means of communication as the Agent deems advisable.

      10. The provisions of this Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto.

      11. Neither this Agreement nor any right or interest hereunder may be assigned in whole or in part by any party without the prior consent of the other parties.

      12. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      13. The Agent shall not incur any liability for following the instructions herein contained or expressly provided for, or written instructions given by the parties hereto.

      14. In the event that the Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction.

      15. Any corporation into which the Agent in its individual capacity may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Agent in its individual capacity shall be a party, or any corporation to which substantially all the corporate trust business of the Agent in its individual capacity may be transferred, shall be the Agent under this Agreement without further act.

      16. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws or any action brought hereunder shall be brought in the courts of the State of New York, located in the County of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of said courts.

      17. The Agent, the Obligor and the Secured Party hereby agree that, from the date hereof until the date on which a notice shall be given to the Agent pursuant to clause (i) or (ii) of Section 1 above, no portion of the Instrument shall be subject to any deduction, setoff, banker's lien, or any other right in favor of the Issuing Bank, the Agent or any other person or entity other than the Secured Party.

      18. The Obligor's agreement to the terms hereof as provided below shall constitute notification to the Issuing Bank and the Agent pursuant to Section 8-313(h) of the New York Uniform Commercial Code of the Secured Party's security interest in the Instrument. By its agreement to the terms hereof as provided below, the Agent recognize the Secured Party's continuing security interest in the Instrument and in the proceeds thereof and confirms that, as of the date hereof, the Issuing Bank and the Agent have received notice of no lien in or on the Instrument other than the lien in favor of the Secured Party.

      19. The Agent will from time to time deliver to the Secured Party, upon the written request of the Secured Party, such information regarding the Instrument as the Secured Party may reasonably request.

      If the foregoing instructions and agreements are acceptable, please indicate your acceptance by signing this Agreement in the space provided below.

                              Sincerely,

                              NOMURA HOLDING AMERICA INC.,
                              as Collateral Agent

                              By: /s/ [Illegible]
                                  --------------------------------
                                    Title: Attorney-In-Fact

ACCEPTED AND AGREED:

RENAISSANCE COSMETICS, INC.

By: /s/ [Illegible]                  Dated: 8/15/96
    -----------------------
      Title:  Vice President, Secretary

ACCEPTED AND AGREED:

THE CHASE MANHATTAN BANK,
Corporate Trust Group,
      as Agent for the Issuing Bank

By: /s/ John Sciacchitano
    -----------------------
      Title: Vice President          Dated: 8/15/96

                                   Schedule 1
                                       to
                    Parent Cash Equivalent Pledge Agreement

                           Description of Instrument

            The negotiable certificate of deposit referred to in this Agreement:
(i) was issued by the Issuing Bank to the Obligor on August __, 1996, in the initial amount of $33,800,000, (ii) shall accrue interest on such amount from the date of issuance at an interest rate of __% per annum, (iii) shall mature on the _________ month/year anniversary of the date of issuance, and (iv) bears the control no. ____________.